SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential for use of the
[X] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                        MORGAN GRENFELL SMALLCap FUND, INC.
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant).

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4) Proposed maximum aggregate value of transaction:

      Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

               MORGAN GRENFELL SMALLCap FUND, INC.
                        885 Third Avenue
                    New York, New York 10022

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
MORGAN GRENFELL SMALLCap FUND, INC.:

     The Annual Meeting of Shareholders of Morgan Grenfell SMALLCap Fund, Inc. will be held on Friday, April 19, 1996 at 10:00 a.m. at 885 Third Avenue, 32nd Floor, New York, New York for the following purposes:

     (1) To elect Robert E. Greeley and Joseph J. Incandela as Directors of the Fund;

     (2) To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 1996; and

     (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

     Shareholders of record at the close of business on February 15, 1996 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

     It is important that you return your signed Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured thereby saving your Fund the expense of additional proxy solicitation.

                                              By order of the Board of Directors
                                                       Mark G. Arthus, Secretary

February 29, 1996
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Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States.
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              MORGAN GRENFELL SMALLCap FUND, INC.

                        885 Third Avenue
                      New York, New York 10022
                         (212) 230-2600

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                                 PROXY STATEMENT
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on April 19, 1996 (the "Meeting"), and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated February 29, 1996. This Proxy Statement is being first mailed to shareholders on or about February 29, 1996.

     As of February 15, 1996, there were issued and outstanding 6,469,239 shares of common stock of the Fund. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on February 15, 1996 will be entitled to vote at the Meeting. The Fund is not aware that on February 15, 1996 any person owned beneficially or of record more than 5% of the outstanding shares of the Fund.

                                   Proposal 1

                              ELECTION OF DIRECTORS

     Under the provisions of the Fund's Articles and By-Laws, the Directors are divided into three classes. It is intended that proxies not limited to the contrary will be voted in favor of Robert E. Greeley and Joseph J. Incandela as Directors of the class whose term is set to expire at the 1999 Annual Meeting of Shareholders (or special meeting in lieu thereof). Mr. Greeley and Mr. Incandela presently serve as Directors of the Fund and have consented to being nominated herein and have indicated a willingness to serve if elected. The By-Laws of the Fund state that a person receiving a plurality of the votes cast shall be elected as a Director.

    The following table presents certain information regarding the Directors (including the nominees), indicating their principal occupations, which, unless specified dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Director's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), through his position with Morgan Grenfell Capital Management, Inc. (the "Adviser"), 885 Third Avenue, New York, New York, 10022.




                INFORMATION CONCERNING DIRECTORS


                                                                                 First                   Shares of   Percent
Name, Age and Position                                                          Became a      Term         Fund         of
with the Fund                Business Experience and Directorships              Director     Expiring     Owned(l)   Class(2)
Michael Bullock*,            Director, Chairman and Chief Investment Officer,   1991         1997        --           --
Age 44, Chairman and         Morgan Grenfell Investment Services, Ltd.;
Director                     Managing Director, Morgan Grenfell Asset
                             Management Ltd.; Director, Morgan
                             Grenfell Capital Management, Inc.

Robert E. Kern, Jr.*,        Executive Vice President and Director, Morgan      1987         1997        15,269       0.24%
Age 60, President and        Grenfell Capital Management Inc.
Director

Robert E. Greeley,           General Partner, Cypress Cove Fund L.P.            1987         1999           728       0.01%
Age 64, Director             (October, 1991 to present); Manager, Corporate
(Nominee)                    Investments, Hewlett-Packard Company (March,
                             1979 to June, 1991); Director, Bunker Hill Income
                             Securities; Trustee, Equities Seibel Mutual Funds

Joseph J. Incandela,         Partner/Managing Director, Thomas H. Lee Co.       1990         1999           300      0.005%
Age 49, Director
(Nominee)

Richard D. Wood,             Consultant (October, 1994 to present); Chairman    1987         1998        29,820       0.46%
Age 56, Director             and President, Optical Radiation and Corporation
                             (1969 to October, 1994)

All Directors and Officers                                                                               46,117       0.71%
as a Group
-----------------------------

  (1) Shows all shares of Fund's common stock owned on February 15, 1996, beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the Directors and officers.

  (2) Shows percentage of shares owned on February 15, 1996.

Information Concerning Committees and Meetings of Directors

    The Board of Directors of the Fund met four times during the fiscal year ended December 31, 1995, and each Director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such Director served.

    The Board of Directors has an Executive Committee consisting of Messrs. Bullock and Kern which was constituted to conduct the current and ordinary business of the Fund when the Board is not in session and, to the same extent as the Board is so empowered, has the power to declare dividends from ordinary income and distributions of realized capital gains upon any shares of capital stock. Messrs. Bullock and Kern also comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the Directors. The Fund has an Audit Committee consisting of Messrs. Greeley and Wood. An Audit Committee meeting was held on April 21, 1995 to make recommendations to the Board as to the firm of independent accountants to be selected, to review the methods, scope and result of audits and audit fees charged, and to review the Fund's internal accounting procedures and controls. The Directors have a Special Nominating Committee consisting of the Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Adviser (the "Disinterested Directors"). The Special Nominating Committee is charged with the duty of making all nominations for disinterested members of the Board of Directors to the Directors. Shareholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action.

Compensation of Directors and Officers

    The Fund pays no compensation to the Fund's officers. None of the Fund's Directors or officers has engaged in any financial transactions with the Fund or the Adviser.

    The following table sets forth all compensation paid to the Fund's Directors as of the Fund's most recent fiscal year:

                            Aggregate          Pension or Retirement     Total Compensation from
                           Compensation       Benefits Accrued as Part     Fund and Other Funds
Name of Director          from the Fund*       of Fund's Expenses               in Complex**
----------------          --------------     -------------------------   -----------------------
Michael Bullock           $0                 $0                           $0
Robert E. Kern, Jr.       $0                 $0                           $0
Robert E. Greeley         $10,000            $0                           $10,000
Joseph J. Incandela       $10,000            $0                           $10,000
Richard D. Wood           $10,000            $0                           $10,000

 *  As of Fund's fiscal year end, December 31, 1995.
** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Adviser.

Executive Officers

     The following table sets forth information with respect to the executive officers of the Fund who are not Directors. Each officer is elected annually by the Board of Directors of the Fund and serves until the officer's successor is elected and qualified or until the officer's death, resignation or removal by the Board.

                                                                                               Shares of       Percent
                                Positions          Principal Occupation(s) During                Fund            of
Name and Address                with Fund          Past Five Years                             Owned(1)        Class(2)
----------------                ---------          ------------------------------              --------        --------
Audrey M.T. Jones, Age 49       Vice President     Senior Director, Morgan Grenfell            3,343           0.05%
885 Third Avenue                                   Capital Management, Inc.
New York, NY 10022

Gerald S. Frey, Age 50          Vice President     Senior Director, Morgan Grenfell            2,525           0.04%
885 Third Avenue                                   Capital Management, Inc.
New York, NY 10022

Mark G. Arthus, Age 39          Secretary and      Director of Administration and              --              --
885 Third Avenue                Treasurer          Compliance, Morgan Grenfell Capital
New York, NY 10022                                 Management, Inc. (July, 1992 to present);
                                                   Vice President, Compliance,
                                                   Citibank, N.A., (August 1987 to
                                                   July, 1992)

     (1) Shows all shares of Fund's common stock owned on February 15, 1996, beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the Directors and officers.

     (2) Shows percentage of shares owned on February 15, 1996.

                                   Proposal 2

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Pursuant to the Investment Company Act, at a meeting on January 31, 1996 called for such purpose, the Board of Directors of the Fund, including all of the Disinterested Directors, unanimously selected KPMG Peat Marwick LLP as independent certified public accountants for the Fund for the fiscal year ending December 31, 1996. The Fund has been advised that KPMG Peat Marwick LLP does not have any direct or material indirect financial interest in the Fund, nor has it had any connection during the past three years with the Fund in the capacity of promoter, underwriter, director, officer or employee.

     Audit services performed by KPMG Peat Marwick LLP for the Fund during the fiscal year ended December 31, 1995 consisted of the examination of the financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

     Representatives of KPMG Peat Marwick LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

Vote Required

     The approval of Proposal 2 requires the affirmative vote of a majority of the total number of votes entitled to be cast on the Proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that are to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

     Proposals of shareholders which are intended to be presented at the next annual shareholders' meeting must be received in writing by the Fund at 885 Third Avenue, New York, New York 10022 no later than November 1, l996.

                        PROXIES AND VOTING AT THE MEETING

     Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund or by casting a vote in person at the Meeting. All valid proxies received prior to the Meeting, or any adjournment or adjournments thereof, will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election as Director of each nominee named in Proposal 1, for the ratification of KPMG Peat Marwick LLP as the Fund's independent certified public accountants as set forth in Proposal 2 of the Notice of Annual Meeting of Shareholders and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 and 2 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for Proposals 1 and 2 in favor of such an adjournment, and will vote those proxies entitled to be voted against Proposal 1 and 2 against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shares of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to either Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has no effect in determining whether the nominees in Proposal 1 have been elected but has the same effect as a vote against Proposal 2. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to such Proposal and are not considered to be votes cast. Accordingly, broker non-votes have no effect on the voting in determining whether the nominees in Proposal 1 have been elected and, because shares represented by broker non-votes are considered outstanding shares, have the same effect as a vote against Proposal 2.

                                     GENERAL

     The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or telegraph.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                        MORGAN GRENFELL SMALLCap
                                        FUND,INC.

--------------------------------------------------------------------------------
1. To elect two (2) Directors to the Fund's Board of Directors to serve until the Fund's Annual Meeting in 1999. The nominees are Robert E. Greeley and Joseph J. Incandela

[X] FOR all of the nominees [X] VOTE WITHHELD for all of the
    named above.                nominees named above.

[X] *EXCEPTIONS (as noted
    to the contrary below)

*Exceptions.....................................................................

2. To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants for the fiscal year ending December 31, 1996.

[X] FOR [X] AGAINST [X] ABSTAIN

Address Change and/or
Comments Mark Here     [X]


                                              Please sign exactly as your name
                                              or names appear in the box on the
                                              left. When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please give your full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.

                                              Dated:             , 1996
                                                    -------------

                                              ----------------------------------

                                              ----------------------------------
                                              (Signature(s) of Shareholder(s))

                                                    Votes MUST be indicated
Sign, Date and Return this Proxy in the             (x) in Black or
Enclosed Envelope.                                  Blue ink.   [X]

--------------------------------------------------------------------------------
                       Morgan Grenfell SMALLCap Fund, Inc.
                          885 Third Avenue - 32nd Floor
                            New York, New York 10022
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Audrey M.T. Jones and Gerald S. Frey, and each of them, the proxies of the undersigned with power of substitution to each of them, to vote all shares of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund located at 885 Third Avenue, 32nd Floor, New York, New York 10022 on Friday, April 19, 1996 at 10:00 a.m. (eastern time) and any adjournment or adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR THE NOMINEES IN PROPOSAL 1.

                                 MORGAN GRENFELL SMALLCAP FUND, INC.
                                 P.O. BOX 11474
                                 NEW YORK, N.Y. 10203-0474


                      (Continued, and to be dated and signed on the other side.)
--------------------------------------------------------------------------------